Commitments	12 Months Ended
Dec. 31, 2011
Commitments [Abstract]
Commitments
Note 10 - Commitments

The Bank is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers.  These financial instruments include commitments to extend credit.  These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the consolidated balance sheets.  The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.  The Bank’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments summarized as follows at December 31, 2011 and 2010:

	2011	2010
	(In Thousands)

Commitments to extend credit:
Commitments to grant loans	$7,055	$3,501
Unfunded commitments under lines of credit	9,074	8,536

	$16,129	$12,037

Commitments to grant loans at fixed-rates at December 31, 2011 totaled $7,055,000 and had interest rates that ranged from 3.25% to 4.875%.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract.  Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

The Bank evaluates each customer’s credit worthiness on a case-by-case basis.  The amount and type of collateral obtained, if deemed necessary by the Bank upon extension of credit, varies and is based on management’s credit evaluation of the counterparty.